                                                                 EXHIBIT 10.17.1



================================================================================
FIRST AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT                   FLEET RETAIL FINANCE INC.
================================================================================


         This First Amendment to Amended and Restated Loan and Security Agreement (the "FIRST AMENDMENT") is made as of this 20th day of February, 2003 by and among

                           Fleet Retail Finance Inc. (the "LENDER"), a Delaware
                  corporation with offices at 40 Broad Street, Boston, Massachusetts 02109,

                           and

                           Bakers Footwear Group, Inc., f/k/a Weiss and Neuman
                  Shoe Co. (the "BORROWER"), a Missouri corporation with its principal executive offices at 2815 Scott Avenue, Suite C, St. Louis, Missouri 63103,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

         A. Reference is made to that certain Amended and Restated Loan and Security Agreement (the "LOAN AGREEMENT") dated as of June 11, 2002 by and among the Borrower and the Lender.

         B. The Borrower arid the Lender desire to modify and amend the Loan Agreement, to, among other things, extend the maturity date of the Sublimit Facility from February 20, 2003 to February 20, 2004, subject to the terms and conditions of this First Amendment.

         Accordingly, the Borrower and the Lender agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         2. AMENDMENT TO ARTICLE 2. Section 2.22 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

                  "2.22. Sublimit Facility.

                           As of February 20, 2003 (the "SUBLIMIT FACILITY
                  EXTENSION DATE"), the Lender agrees to make available to the Borrower up to $2,000,000.00 in Revolving Credit Loans (the "SUBLIMIT FACILITY") on the following terms and conditions:

                           (a) The Sublimit Facility shall terminate, and the aggregate of Revolving Credit Loans outstanding under the Sublimit Facility and any remaining installments of the Sublimit Facility Fee (hereinafter referred to) shall be due and payable in full, on the date which is the earliest to occur of (i) February 20, 2004 and (ii) the Termination Date. The Sublimit Facility is a part of the Revolving Credit and does not, and shall not be deemed to, increase the Revolving Credit

                  Ceiling. Other than as specifically set forth in this Section 2.22, Revolving Credit Loans under the Sublimit Facility shall be treated as are all other Revolving Credit Loans under this Agreement including, without limitation, Section 2.10 hereof; provided, however, that Revolving Credit Loans under the Sublimit Facility shall not be subject to the Borrowing Base limitations set forth in this Agreement regarding Revolving Credit Loans (including, without limitation, Sections 2.1(b) and 2.4(a) hereof). The Borrower has the right to terminate the Sublimit Facility at any time upon written notice to the Lender accompanied by payment in full of all Revolving Credit Loans outstanding under the Sublimit Facility and the applicable amount of the Sublimit Facility Fee referred to in
                  Section 2.22(b).

                  (b) In addition to any other fee or expense to be paid by the Borrower on account of the Revolving Credit, a "SUBLIMIT FACILITY FEE" (so referred to herein) of not more than $400,000.00 shall be payable by the Borrower to the Lender as a fee for making the Sublimit Facility available to the Borrower (and regardless of whether or not any Revolving Credit Loans are made at any time under the Sublimit Facility) as follows:

                           (i) the Sublimit Facility Fee shall be paid to the Lender in monthly installments of $33,333.00 each on the first day of each month commencing with March 1, 2003; and

                           (ii) in any event, $200,000.00 of the Sublimit Facility Fee shall be deemed fully earned by the Lender on the Sublimit Facility Extension Date; if the Sublimit Facility shall be terminated for any reason prior to the payment of $200,000.00, the Borrower shall pay to the Lender on such date of termination the difference between $200,000.00 and the amount of Sublimit Facility Fee previously paid to Lender.

                  (c) The Borrower shall repay Revolving Credit Loans, if any, outstanding under the Sublimit Facility such that (i) Revolving Credit Loans outstanding under the Sublimit Facility shall not exceed (x) $1,500,000.00 as of December 1, 2003, (y) $1,000,000.00 as of January 1, 2004 and (z) $500,000.00 as of
                  February 1, 2004, and (ii) no Revolving Credit Loans shall be outstanding, and the Sublimit Facility shall be terminated, on February 20, 2004. The Lender agrees the first Revolving Credit Loans to which it shall apply collected balances in accordance with Section 7.5 hereof shall be Revolving Credit Loans under the Sublimit Facility, if any.

                  (d) (i) Upon the termination of the Revolving Credit; (ii) upon the occurrence of any Event of Default described in
                  Section 10.11; or (iii) at the option of the Lender upon the occurrence of any other Event of Default, any unpaid installments of the Sublimit Facility Fee for periods ending on or prior to the date of such termination or Event of Default, as the case may be, shall be immediately due and payable, it being understood that, in any event, an aggregate of not less than $200,000.00 shall be due and payable as a Sublimit Facility Fee hereunder."

         3. AMENDMENTS TO ARTICLE 5. Sections 5.9(d) and 5.9(f) of the Loan Agreement are hereby deleted in their entirety and replaced by the following, respectively:

                          (d) The Lender contemplates conducting no less than
                  Two (2) and not more than Four (4) commercial finance audits (in each event, at the Borrowers expense) of the Borrower's books and records during any Twelve (12) month period during which this Agreement is in effect, but in its discretion, may undertake additional such audits during such period."

                          (f) The Lender agrees that prior to the occurrence of
                  any Event of Default, the maximum amount of third party fees for which the Borrower shall, be obligated to reimburse the Lender, cumulatively in any Twelve (12) month period during which this Agreement is in effect, is the aggregate of the following, plus out of pocket expenses:

                          Audits:     $25,000.00.
                          Appraisals:  45,000.00.

                  In the event of and following the occurrence of any Event of Default, there shall not be any "cap" on such fees."

        4. AMENDMENTS TO EXHIBITS. Exhibits 4:4.6,4:4.9, 4:4.11,4:4.19,5:5.11(a)
and 7:7.1 are each hereby amended as set forth on respective Exhibits annexed hereto.

        5. ADDITIONAL ACKNOWLEDGMENTS AND REPRESENTATIONS

                  (a) As an inducement for the Lender to execute this First Amendment, the Borrower hereby represents and warrants that as of the date hereof:

                          (i) no Suspension Event has occurred and is continuing; and

                          (ii) other than with respect to the MVC Note (as such term is defined below), none of the principal outstanding under any Permitted Subordinated Indebtedness has matured or otherwise become due and payable and the maturity date of all of such Permitted Subordinated Indebtedness is later than the Maturity Date.

                  (b) In accordance with Section 5.10(c) of the Agreement, Lender hereby acknowledges receipt from Borrower of Borrower's forecast for the fiscal year ending January 4, 2004 and confirms that it has accepted such forecast which shall be deemed the current Business Plan under the Agreement.


        6. RATIFICATION OF LOAN DOCUMENTS; NO CLAIMS AGAINST LENDER. Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. Each of the Borrower and the Guarantor hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents. There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower or the Guarantor to the Lender could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower or to the Guarantor with regard to the respective Liabilities of the Borrower and the Guarantor to the Lender; nor is there any basis on which the terms and conditions of any of the respective Liabilities of the Borrower and of the Guarantor to the Lender could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that the Borrower or the Guarantor has (or ever had any such claim the Lender, each hereby affirmatively WAIVES and RELEASES same.

     7. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

        (a) This First Amendment shall have been duly executed and delivered by the respective parties hereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender;

        (b) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from the Borrower true copies of the resolutions adopted by the Directors of the Borrower authorizing the transactions described herein, certified by the secretary of the Borrower to be true and complete;

        (c) The Borrower shall have paid to the Lender all fees and expenses then due and owing pursuant to the Loan Agreement including, without limitation, any portion of the Sublimit Facility Fee due and owing under the Loan Agreement through the date hereof;

        (d) The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and Lender's counsel may have reasonably requested, each in form and substance satisfactory to the Lender;

        (e) The promissory note (the "MVC NOTE") in the original principal amount of $500,000.00 dated June 22, 1999 made by Borrower to Mississippi Valley Capital, LLC ("MVC"), assignee of Mississippi Valley Capital Company, the Warrant (the "MVC WARRANT") to purchase shares of Class A Common Stock issued by the Borrower to MVC, and the Intercreditor and Subordination Agreement (the "MVC INTERCREDITOR AGREEMENT") dated as of June 22, 1999 by and among the Borrower, the Lender and MVC, shall each be amended or otherwise modified on terms and conditions satisfactory to Lender;

        (f) Peter Edison shall have executed and delivered a Confirmation of Guarantee in form and substance satisfactory to Lender and shall have delivered to Lender current personal financial statements including, without limitation, federal and state tax returns for the 2001 fiscal year; and

        (g) The Lender shall have received an opinion of counsel to the Borrower covering such matters and otherwise in form and substance satisfactory to the Lender.

     8. MISCELLANEOUS.

        (a) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

        (b) The First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

        (c) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.

                  (d) The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this First Amendment.

                  (e) This First Amendment shall be construed, governed, and enforced pursuant to the internal laws of The Commonwealth of Massachusetts and shall take effect as scaled instrument.

                        [SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed ad their seals to be hereto affixed as of the date first above written.

                                                 BAKERS FOOTWEAR GROUP, INC.,
                                                 F/K/A WEISS AND NEUMAN SHOE CO.

                                                 By /s/ PETER EDISON
                                                    ----------------------------
                                                 Name Peter Edison
                                                      --------------------------
                                                 Title Chief Executive Officer
                                                       -------------------------

                                                 FLEET RETAIL FINANCE INC.

                                                 By
                                                   -----------------------------
                                                 Name
                                                     ---------------------------
                                                 Title
                                                      --------------------------

         The undersigned Guarantor hereby consents to the terms and conditions of this First Amendment and hereby joins in the acknowledgments and agreements set forth in this First Amendment, all as of the date first above written.


/s/ PETER EDISON
--------------------------------
PETER EDISON

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                            BAKERS FOOTWEAR GROUP, INC.,
                                            F/K/A WEISS AND NEUMAN SHOE CO.

                                            By
                                              ----------------------------------
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------


                                            FLEET RETAIL FINANCE INC.

                                            By /s/ EVAN ISREALSON
                                              ----------------------------------
                                            Name EVAN ISREALSON
                                                --------------------------------
                                            Title ?VP
                                                 -------------------------------


         The undersigned Guarantor hereby consents to the terms and conditions of this First Amendment and hereby joins in the acknowledgements and agreements set forth in this First Amendment, all as of the date first above written.



--------------------------------
PETER EDISON



                                      /S-1/


[Exhibit 4.4.7(c)(ii) Equipment Usage Agreements; Exhibit 4.6 Locations, Leases, and Landlords; Exhibit 4.\7 Encumbrances; Exhibit 4.9 Insurance Policies;
Exhibit 4.11 Capital Leases; and Exhibit 4.19 Litigation to this Exhibit 10.17.1 have been omitted. The registrant undertakes to furnish supplementally a copy of such exhibits upon request.]

                               EXHIBIT 5:5.11(a)

                        FINANCIAL PERFORMANCE COVENANTS

CAPITAL EXPENDITURES:

The Borrower shall not permit or suffer its Unfunded Capital Expenditures for the fiscal year ending January 4, 2004 to be greater than $2,300,000; Unfunded Capital Expenditures for any fiscal year thereafter shall be set based on the Business Plan of Borrower pursuant to Section 5.11 of the Loan Agreement.

MINIMUM AVAILABILITY:

The Borrower shall maintain at all times Availability of not less than $1.5 Million, except that, Availability may be less than $1.5 Million for nor more than three (3) consecutive Business Days in any month.

EBITDA:

The Borrower shall not permit its EBITDA to be less than the amounts set forth below, in each case measured for the period from March 2, 2003 through the date indicated:


         DATE                           MINIMUM EBITDA
         ----                           --------------
April 5, 2003                      ($564,563.00)

May 3, 2003                        ($68,842.00)

May 31, 2003                       $422,575.00

July 5, 2003                       $1,227,036.00

August 2, 2003                     $36,324.00

August 30, 2003                    $522,638.00

October 4, 2003                    $1,149,748.00

November 1, 2003                   $1,336,452.00

November 29, 2003                  $2,180,198.00

January 3, 2004                    $7,035,338.00



[Exhibit 7.1 DDA's to this Exhibit 10.17.1 has been omitted. The registrant undertakes to furnish supplementally a copy of such exhibit upon request.]

         AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT

                             Preliminary Statement

     This Amended and Restated Intercreditor and Subordination Agreement (this "AGREEMENT") is made by and among BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co. (the "COMPANY"), MISSISSIPPI VALLEY CAPITAL, LLC (the "SUBORDINATED CREDITOR") and FLEET RETAIL FINANCE INC. ("FLEET" or "SENIOR LENDER").

     WHEREAS, the Company, Mississippi Valley Capital Company ("MVCC") and Senior Lender entered into that certain Intercreditor and Subordination Agreement dated as of January 18, 2000 (the "ORIGINAL SUBORDINATION AGREEMENT") in accordance with which the parties agreed to the subordination of the indebtedness owned by the Company to the Subordinated Creditor under the "Subordinated Note" and "Warrant" (as each such term is defined in the Original Subordination Agreement; such Subordinated Note is referred to herein as the "ORIGINAL NOTE" and the Warrant as the "ORIGINAL WARRANT") to the Liabilities under the Loan and Security Agreement dated as of January 18, 2000 between the Company and the Senior Lender (as amended, the "ORIGINAL LOAN AGREEMENT");

     WHEREAS, the Company and the Senior Lender amended and restated the Original Loan Agreement as of June 11, 2002 (the "LOAN AGREEMENT"); capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Loan Agreement;

     WHEREAS, MVCC assigned its interest in the Original Note and the Original Warrant to Subordinated Creditor pursuant to that certain Assignment of Transaction and Transaction Documents dated as of January 30, 2003;

     WHEREAS, the Subordinated Creditor and the Company amended and restated the Original Note and Original Warrant as of January 31, 2003 and the Subordinated Creditor is now the holder of an Amended and Restated Promissory
Note issued by the Company in the principal amount of $500,000 (the "SUBORDINATED NOTE"), and an Amended and Restated Warrant to Purchase Shares of Class A Common Stock of Bakers Footwear Group, Inc., f/k/a Weiss and Neuman
Shoe Co. issued pursuant to the Subordinated Note (the "WARRANT") copies of each which are attached hereto as Exhibit 1;

     WHEREAS, the Company has granted to the Subordinated Creditor a second priority lien on the Collateral pursuant to a Security Agreement dated as of January 31, 2003 between the Company and the Subordinated Creditor (the "SECURITY AGREEMENT"); and

     WHEREAS, the obligation of the Senior Lender to continue to make the Loans to the Company under the Loan Agreement is subject to the condition, among others, that the Subordinated Creditor and the Company each agrees to the subordination provisions contained herein.

     NOW THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the willingness of the Senior Lender to continue to make the Loans to the Company pursuant to the Loan Agreement, the Company and the Subordinated Creditor, jointly and severally, agree with the Senior Lender that the Original Subordination Agreement shall be amended and restated in its entirety as follows:

1.   Subordination of Indebtedness and Subordination of Lien.

     a. The Subordinated Creditor hereby subordinates all present and future indebtedness of the Company to the Subordinated Creditor including but not limited to the Indebtedness evidenced by the Subordinated Note and the Warrant, together with any and all Indebtedness of or rights of the Subordinated Creditor against any guarantor of the Senior Indebtedness (collectively, the "SUBORDINATED INDEBTEDNESS"), to any and all Indebtedness now or hereafter owing by the Company to the Senior Lender (collectively, the "SENIOR INDEBTEDNESS") and agrees that the Subordinated Indebtedness shall be junior in right of payment and exercise of remedies to the Senior Indebtedness.

     b. The security interests of the Senior Lender in the Collateral shall be deemed to have a priority senior to any security interest of the Subordinated Creditor in the Collateral. The Senior Lender's priority shall be irrespective of the time, order or method of attachment or perfection of security interests, or the time or order of filing of mortgages or financing statements or taking of possession, or the giving of or failure to give notice of purchase money security interests. The lien priorities provided in this Section 1(b) shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Indebtedness or the Subordinated Indebtedness, or any portion thereof, nor by any action or inaction which either the Senior Lender or the Subordinated Creditor may take or fail to take in respect of the Collateral.

2.   Payments.

     a. Subject to Section 2(c) below, for so long as any Senior Indebtedness remains outstanding, the Subordinated Creditor shall be entitled to receive and retain only those regularly scheduled payments (without acceleration) of interest on the Subordinated Note (the "SCHEDULED INTEREST PAYMENTS"), to the extent and in the manner set forth in the Subordinated Note. The Company shall not pay, and the Subordinated Creditor shall not accept payment of, the Warrant Redemption Price.

     b. Subject to Section 2(c) below, for so long as any Senior Indebtedness remains outstanding, commencing with March 1, 2004 the Subordinated Creditor shall be entitled to receive and retain prepayments of the Subordinated Indebtedness (other than payments or prepayments of the Warrant Redemption Price) in an amount not to exceed $400,000 in any fiscal year, so long as prior to the Company making and the Subordinated Creditor receiving such permitted prepayment of Subordinated

          Indebtedness, the Senior Lender shall have received the Company's audited financial statements for the fiscal year just ended, which audited financial statements shall show that (i) the Company had positive net income for such fiscal year, (ii) the Company has minimum Availability under (and from time to time defined in) the Loan Agreement (after giving effect to any such prepayment of Subordinated Indebtedness) of $3,000,000, (iii) as of such date, there exists no Default (as defined below) under the Loan Agreement, and no Default will occur by reason of the making of any such prepayment of Subordinated Indebtedness and (iv) the aggregate amount of prepayments of all Permitted Subordinated Indebtedness (including any such prepayment of Subordinated Indebtedness) of the Company does not exceed $500,000 in any fiscal year of the Company.

     c. Notwithstanding the provisions of Sections 2(a) and 2(b) above, the Company and the Subordinated Creditor covenant to and agree with the Senior Lender that upon the occurrence of a default or event of default under the Loan Agreement (collectively, a "DEFAULT"), the Subordinated Creditor's right to receive and retain the Scheduled Interest Payments under the Subordinated Note shall immediately cease. The Senior Lender covenants to give written notice to the Subordinated Creditor promptly upon the cure by the Company or waiver by the Senior Lender of any Default (any such notice being referred to herein as a "CURE OR WAIVER NOTICE"). The Subordinated Creditor agrees not to demand, accept or receive any payment in respect of the Subordinated Indebtedness or take any action of any kind whatsoever with respect to the Collateral after the occurrence of a Default, including, without limitation, any payment received through the exercise of any right of setoff, counterclaim, cross-claim or otherwise, or any collateral therefor, until the earlier to occur of (i) receipt by the Subordinated Creditor of a Cure or Waiver Notice signed by the Senior Lender, or (ii) receipt by the Subordinated Creditor of written confirmation from the Senior Lender that the Senior Indebtedness has been paid in full in cash. Without limiting the foregoing, the Company agrees that no amount shall be paid in respect of the Subordinated Indebtedness, whether in cash, property, securities or otherwise, by the Company to the Subordinated Creditor, or any additional Collateral or interests therein given to Subordinated Creditor, during the pendency of a Default under the Loan without the prior written consent of the Senior Lender or the issuance by the Senior Lender of a Cure or Waiver Notice, in which event the Scheduled Interest Payments may resume.

3.   Bankruptcy; Insolvency; Acceleration of Senior Indebtedness, etc.

     a. In the event of an insolvency, bankruptcy, receivership, liquidation, acceleration and demand for repayment of the Senior Indebtedness, reorganization or other similar proceedings relative to the Company or to its assets, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy (any such proceeding referenced above being referred to herein as an "INSOLVENCY PROCEEDING"), so long as any Senior Indebtedness is outstanding, the Senior Lender shall be entitled in any such proceedings to receive payment in full in cash of all Senior Indebtedness before the Subordinated Creditor is entitled in such proceeding to receive any payment on account of the Subordinated Indebtedness, and to that end in any such proceedings, so long as any Senior Indebtedness remains outstanding, any payment or distribution of any kind or character, whether in cash or in other property, to which the Subordinated Creditor would be entitled but for the provisions hereof, shall be delivered to the Senior Lender to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness.

     b. Upon the commencement of an Insolvency Proceeding, the Subordinated Creditor shall be deemed, in order to effectuate the subordination set forth above, to have assigned the Subordinated Indebtedness to the Senior Lender and granted to the Senior Lender as of the date of the commencement of such Insolvency proceeding the right to collect all payments and distributions of any kind and description, whether in cash or other property, thereafter paid or payable in respect of any claims or demands of the Subordinated Creditor against the Company arising from the Subordinated Indebtedness. Upon the commencement of an Insolvency Proceeding, the Subordinated Creditor shall also be deemed to have granted to the Senior Lender the full right (but no obligation), in its own name or in its name as attorney in fact for the Subordinated Creditor, to collect and enforce said claims and demands of the Subordinated Creditor by suit, proof of claim in bankruptcy or other liquidation, reorganization or insolvency proceedings or otherwise. The Subordinated Creditor by its execution of this Agreement also hereby grants to the Senior Lender: (i) the exclusive right to vote any and all claims of the Subordinated Creditor in any Insolvency Proceeding involving the Company with respect to the election of a trustee or similar official and with respect to any proposed plan of reorganization of the Company; and
          (ii) the exclusive right to object to any proposed plan of reorganization relating to the Company to which the Subordinated Creditor otherwise would have standing to object in an Insolvency Proceeding.

4. Turn-Over of Payments and/or Collateral Received by Subordinated Creditor. In the event that notwithstanding the provisions of the Loan Agreement and this Agreement:

     a. The Company shall make any payment to the Subordinated Creditor not expressly authorized hereby, such payment shall be held in trust by the Subordinated Creditor, for the benefit of the Senior Lender, and shall be paid over immediately (upon demand) to the Senior Lender for application in accordance with the Loan Agreement to the payment of all Senior Indebtedness remaining due and payable until the same shall have been paid in full, in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness. In the event of the failure of the Subordinated Creditor to endorse any instrument for the payment of money so received by the Subordinated Creditor, the Senior Lender is irrevocably appointed attorney-in-fact for the Subordinated Creditor with full power to make such endorsement and with full power of substitution.

     b. The Subordinated Creditor receives any Collateral, and/or any additional collateral to secure the Subordinated Indebtedness, the Subordinated Creditor shall deliver same to the Senior Lender, immediately upon receipt thereof.

     c. The Subordinated Creditor receives any payment on account of the Collateral, including but not limited to payments made or Collateral granted as adequate protection in connection with a bankruptcy proceeding of the Company, the Subordinated Creditor shall hold such payment in trust for the Senior Lender and shall not commingle such payments with any other funds of the Subordinated Creditor. The Subordinated Creditor shall deliver all such payments to the Senior Lender immediately upon the receipt thereof by the Subordinated Creditor in the identical form received, duly endorsed to the Senior Lender.

5. Obligations Absolute. The provisions of this Agreement are for the purpose of defining the relative rights of the Senior Lender on the one hand and the Subordinated Creditor on the other hand with respect to the enforcement of rights and remedies and priority of payment of the various obligations of the Company to each of them. Nothing herein shall impair, as between the Company and the Subordinated Creditor, the obligations of the Company, which are unconditional and absolute, to pay to the holder thereof the principal and interest thereon and any other liabilities encompassed in the Subordinated Indebtedness, all in accordance with the respective terms, subject to the prior payment in full in cash of the Senior Indebtedness.

6. Subordination Not Affected. Without the necessity of any reservation of rights against or any notice to or further assent by the Subordinated Creditor, (i) any demand for payment of any Senior Indebtedness made by the Senior Lender may be rescinded in whole or in part by the Senior Lender,
     (ii) the Senior Lender may exercise or refrain from exercising any rights and/or remedies against the Company and others, if any, liable under the Senior Indebtedness, and (iii) the Senior Indebtedness and any agreement or instrument evidencing, securing, or otherwise relating to the Senior Indebtedness (including without limitation, the Loan Agreement and the other Loan Documents), or any collateral security therefor or guaranty thereof or other right of any nature with respect thereto, may be amended, extended, modified, continued, accelerated, compromised, waived, surrendered or released by the Senior Lender, in any manner the Senior the subordination of the Subordinated Indebtedness to the Senior
     Indebtedness provided for herein Lender deems in its best interests, all without impairing, abridging, releasing or affecting in any manner. Without limiting the foregoing, the Subordinated Creditor waives any and all notice of the creation, amendment, restatement, extension, acceleration, compromise, continuation, waiver, surrender, release or modification of any nature of Senior Indebtedness, the Loan Agreement or the other Loan Documents, and notice of or proof of reliance by the Senior Lender upon the subordination provided for herein. The Senior Indebtedness shall conclusively be deemed to have been created, contracted and incurred in reliance upon the provisions of this Agreement.

7. Warranties, Representations, Covenants and Acknowledgements of the Subordinated Creditor.

     a. The Subordinated Creditor represents to the Senior Lender that all existing Indebtedness of the Company to the Subordinated Creditor is evidenced by the Subordinated Note and the Warrant. The Subordinated Creditor further represents that said Indebtedness has not heretofore been assigned, pledged to, or subordinated in favor of, any other Person.

     b. The Subordinated Creditor hereby covenants and agrees that it will not amend or permit amendment of the terms of any agreement, document or instrument hereafter evidencing any Subordinated Indebtedness, without the prior written consent of the Senior Lender, including, without limitation, any amendment that would: (i) increase the principal amount of the Subordinated Indebtedness; (ii) increase the rate of interest accruing on the Subordinated Indebtedness; (iii) change in any manner the dates upon which any principal or interest payment on the Subordinated Indebtedness is due; (iv) change in any manner, or add, affirmative or negative covenants, events of default, redemption provisions or subordination provisions of any Subordinated Indebtedness; or grant to the Subordinated Creditor the right to purchase, or to cause the Company to issue, equity interests in the Company. This Section 7(b) shall not operate to preclude the Subordinated Creditor from (i) causing the Company to issue the Common Stock under and as defined in the Warrant, (ii) extending the maturity date of the Subordinated Note, as provided therein, or (iii) causing the Company to execute a promissory note in the original principal amount of $800,000.00, payable to the order of Subordinated Creditor, in lieu of the payment of the Warrant Redemption Price (as provided in the Warrant), subject to the applicable provisions of the Loan Agreement.

     c. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, partnership or other action on the part of the Subordinated Creditor, and this Agreement constitutes a valid and binding obligation of the Subordinated Creditor, enforceable against it in accordance with its terms.

     d. The Subordinated Creditor covenants and agrees that it will not assign, pledge, sell, transfer or otherwise dispose of any of the Subordinated Indebtedness or interests herein, whether through assignment or participation or otherwise, except to a Person who first becomes a party hereto and accepts without qualification all obligations of the Subordinated Creditor hereunder.

     e. The Subordinated Creditor covenants and agrees that it will (i) in order to effectuate its agreement in Section 4(b) above, endorse in favor of and deliver to the Senior Lender (immediately upon receipt thereof) any evidence of, or collateral for, the Subordinated Indebtedness, and (ii) execute all such documentation as the Senior Lender may reasonably request from time to time in order to facilitate the liquidation of the Collateral by the Company and/or the exercise of the Senior Lender's rights and remedies under the Loan Agreement and other Loan Documents, it being understood that, subject to the Senior Lender's prior rights therein, the Subordinated Creditor's security interest in the Collateral shall attach to the net proceeds (if any) of such liquidation or exercise to the extent that the Subordinated Creditor is entitled thereto. Such documentation may include, without limitation, terminations of financing statements which the Senior Lender may file in connection with the liquidation or exercise. In the event the Senior Lender, in connection with its exercise of its rights and remedies hereunder, requests the Subordinated Creditor to prepare and file amendments or terminations of any financing statement and the Subordinated Creditor fails to provide such amendments or terminations within ten (10) days of the Senior Lender's request, then the Senior Lender shall be authorized, and this Agreement shall constitute an authenticated record authorizing the Senior Lender to, file such amendments or terminations.

     f. The Subordinated Creditor acknowledges and agrees that this Agreement is a "subordination agreement" within the meaning of Section 510(a) of the United States Bankruptcy Code (the "CODE"), 11 U.S.C. Section 510(a).

8. Validity and Enforceability of Liens Securing Senior Indebtedness; Cooperation with Senior Lender; Application of Proceeds.

     a. The Subordinated Creditor will not in any proceeding, whether in connection with a bankruptcy or insolvency or other event described in
          Section 2 or otherwise, challenge, oppose or contest (or join in any challenge, opposition or contest by any third party, or encourage any third party to challenge, oppose or contest) the Senior Indebtedness or the perfection, superiority, priority, validity or enforceability of any security interest or lien granted to the Senior Lender pursuant to the Loan Agreement, the Security Documents or other Loan Documents, nor will the Subordinated Creditor challenge the validity or enforceability of such Loan Agreement, Security Documents or other Loan Documents, or any provision thereof. The Subordinated Creditor hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before or after any proceeding or other event described in Section 2 of this Agreement. The Subordinated Creditor hereby waives any right to require the Senior Lender to marshal the collateral for such Senior Indebtedness.

     b. Without limiting the foregoing, the Subordinated Creditor will not challenge or oppose (or join with any party challenging or opposing) or take any action whatsoever to impair the exercise by the Senior Lender of the rights and remedies granted to the Senior Lender in the Loan Document.

     c. Upon the entry of an order for relief with respect to the Company pursuant to Title 11 of the Code, the Subordinated Creditor shall not
          (i) object to or oppose any motions filed by the Senior Lender including, without limitation, any motion for relief from the automatic stay pursuant to Section 362 of the Code, any motion to approve debtor in possession financing pursuant to Section 364 of the Code, or any motion filed by the

          Company to conduct a sale of any or all of the Collateral pursuant to
          Section 363 of the Code; or (ii) provide or cause an affiliate of the Subordinated Creditor to provide debtor in possession financing pursuant to Section 364 of the Code.

     d. The Senior Lender shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of the Senior Lender, and shall have no duty as to the preservation of any rights pertaining thereto, including, without limitation, any rights against prior parties.

     e. In the event of a sale, transfer or other disposition of any Collateral, the Subordinated Creditor agrees that any security interest or lien of the Subordinated Creditor in or on such Collateral shall terminate and be released automatically and without further action to the extent that the Senior Lender terminates and releases its security interest in or lien on such Collateral, and the Subordinated Creditor further agrees to execute all necessary instruments and documents to evidence such termination and release. In the event any Collateral, or any collections or other proceeds thereof, shall be received by the Subordinated Creditor at any time for any such reason, such Collateral and proceeds shall be held in trust for the benefit of, and promptly remitted to, the Senior Lender.

     f. The proceeds (if any) received by the Senior Lender on account of the Collateral shall be applied towards the Senior Indebtedness in such order and manner as the Senior Lender determines in its sole and exclusive discretion. Any such proceeds received by the Senior Lender in excess of the amounts necessary to satisfy the Senior Indebtedness in full shall be paid to the Subordinated Creditor or in accordance with any applicable law or court order.

9. Limitations on Remedies. Upon any event of default in respect of the Subordinated Indebtedness, the Subordinated Creditor shall not (1) accelerate all or any portion of the Subordinated Indebtedness, (2) commence or join (unless the Senior Lender shall also commence or join) in any involuntary proceeding against the Company or any of its Subsidiaries under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any federal or state government, (3) commence any action or against the Company or any of its Subsidiaries to enforce payment of all or any part of the Subordinated Indebtedness or (4) commence or continue any foreclosure or liquidation proceedings or remedies or take any action (other than to perfect or to continue the perfection of, the lien of the Subordinated Creditor in any Collateral) in respect of any of the Collateral, or exercise any other of the Subordinated Creditor' rights, remedies, powers, privileges, and discretions with respect to the Collateral, for a period of 180 days after receipt by the Senior Lender from the Subordinated Creditor of written notice of such event of default (the "STANDSTILL PERIOD"); provided, however, that if before the expiration of the Standstill Period
     (i) the Senior Lender accelerates all or any portion of the Senior Indebtedness, (ii) if the event of default under the Subordinated Indebtedness is caused solely by the occurrence of a Default under the Senior Indebtedness, Senior Lender delivers to the Subordinated Creditor a

     Cure or Waiver Notice in accordance with Section 2(c) hereof, or (iii) the Senior Lender in its sole discretion, shall cure the event of default under the Subordinated Indebtedness which gave rise to the Standstill Period (it being understood that Senior Lender shall have absolutely no obligation to the Company or the Subordinated Creditor to so cure any such event of default and, furthermore, that if Senior Lender shall cure any such event of default it shall not be obligated under any circumstances to cure any other event of default at any time occurring), then the Subordinated Creditor shall continue to forbear after the Standstill Period from the exercise of any rights or remedies against the Company or the Collateral unless the Senior Lender consents in writing to the exercise of such rights and remedies. If the forbearance of Subordinated Creditor after expiration of a Standstill Period has not occurred in accordance with the prior sentence, then the Subordinated Creditor shall be entitled to exercise (for the benefit of the Senior Lender until the Senior Lender is paid in full in cash) its rights and remedies against the Company or Collateral after five
     (5) days advance written notice to the Senior Lender. Nothing contained in this Section 9 shall limit or impair the obligations and agreements of the Subordinated Creditor set forth in Sections 1 and 2 of this Agreement.

10. Assignments and Appointments. The Subordinated Creditor, for itself and its successors and assigns, hereby irrevocably authorizes and directs the Senior Lender, and any trustee or debtor in possession in bankruptcy, receiver, custodian or assignee for the benefit of creditors of the Company, whether in voluntary or involuntary liquidation, dissolution or reorganization, on his or its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Agreement and irrevocably appoints the Senior Lender any such trustee, receiver, custodian or assignee, their attorney-in-fact for such purpose with full powers of substitution and revocation.

11. No Impairment. No right of the Senior Lender to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, or by any non-compliance by the Company with any of the terms, provisions and covenants of the agreement, documents and instruments evidencing the Subordinated Indebtedness, regardless of any knowledge thereof that the Senior Lender may have or be otherwise charged with, or by any action which the Senior Lender may take or refrain from taking with respect to the Senior Indebtedness or the Subordinated Indebtedness.

12. Further Assurances. In order to carry out the terms and intent of this Subordination Agreement more effectively, the Subordinated Creditor will take all actions and execute all further documents and instruments reasonably necessary or convenient to preserve for the Senior Lender the benefits of this Agreement.

13. Waivers, etc. No action which the Senior Lender, or the Company with the consent of the Senior Lender, may take or refrain from taking with respect to any Subordinated Indebtedness, or any promissory note or notes representing the same, or any collateral therefor, including any waiver or release thereof (or any waiver of any provision thereof or default thereunder) or of any agreement or agreements (including guaranties) in connection therewith, shall affect this Agreement or the rights of the Senior Lender or the obligations of the Subordinated Creditor hereunder. No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of the Senior Lender or the obligations of the Subordinated Creditor in any other respect or at any other time.

14.  Notices.

     a. By the Senior Lender to the Subordinated Creditor. The Senior Lender shall endeavor to provide the Subordinated Creditor with notice of any default or event of default by the Company under the Loan Agreement simultaneously with giving notice to the Company, provided that any failure by the Senior Lender to give such notice shall not affect or limit the senior Lender's rights hereunder.

     b. By the Subordinated Creditor to the Senior Lender. The Subordinated Creditor shall provide the Senior Lender with notice of any default relating to any Subordinated Indebtedness simultaneously with giving notice to the Company.

     c. By the Company to the Senior Lender. The Company shall provide the Senior Lender with copies of all notices of any default received by it from the Subordinated Creditor immediately upon its receipt thereof.

     d. By the Company to the Subordinated Creditor. The Company shall provide the Subordinated Creditor with copies of all notices of any default given by it to the Lender or received by it from the Senior Lender immediately upon its delivery or receipt thereof.

     e. Method. Except as otherwise provided herein, all demands or notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed or transmitted by (a) telecopy if the sender on the same day sends a confirming copy of such communication by a recognized overnight delivery services (charges prepaid), (b) recognized overnight delivery services (charges prepaid) or (c) first class mail, postage prepaid, to them as their respective addresses as set forth on the signature pages hereto and incorporated herein by reference, or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

15. Miscellaneous. This Agreement shall be binding upon the Subordinated Creditor and the Company and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of the Senior Lender and its legal representatives, successors and assigns (including without limitation any transferee of any Senior Indebtedness). The Senior Lender may assign this Agreement or its rights thereunder without the consent of the Subordinated Creditor or the Company. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

16. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts (without regard to conflicts of law principals). The Subordinated Creditor, to the extent that the Subordinated Creditor may lawfully do so, hereby consents to service of Creditor may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of such Subordinated Creditor's Obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections as to venue in any such courts. The Subordinated Creditor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and confer personal jurisdiction if served personally or by certified mail at the address set forth below under the signature of the Subordinated Creditor or as otherwise provided under the laws of the Commonwealth of Massachusetts. EACH OF THE COMPANY AND THE SUBORDINATED CREDITOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17. Acknowledgment by Company. The Company covenants and agrees not to make any distribution or payment to the Subordinated Creditor in violation of the terms of this Agreement.

18. Legends. The Subordinated Creditor covenants and agrees that until all Senior Indebtedness is paid in full in cash, the Subordinated Note, the Warrant and the Security Agreement, and each promissory note or other instrument at any time evidencing Subordinating Indebtedness, shall bear at all times, in a conspicuous manner, the following legend:

          This [Note/Warrant/Security Agreement] and the indebtedness evidenced hereby are subordinate, in the manner and to the extent set forth in that Amended and Restated Intercreditor and Subordination Agreement (as amended, supplemented or otherwise modified from time to time, the "SUBORDINATION AGREEMENT") dated as of April 8, 2003 between and among Bakers Footwear Group, Inc., f/k/a Weiss & Neuman Shoe Co. (as the "COMPANY"), Mississippi Valley Capital, LLC (as the
          "SUBORDINATED CREDITOR") and the Senior Lender named therein, to all indebtedness owed by the maker of this [Note/Warrant/Security Agreement] to the Senior Lender, and the holder of this [Note/Warrant/Security Agreement], by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

This Agreement is executed as a sealed instrument as of the 8th day of April, 2003.

                 COMPANY

                 BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co.

                 By: /s/ PETER EDISON
                    ------------------------------------
                 Name: Peter Edison
                 Title: Chief Executive Officer
                 Address: 2815 Scott Avenue, Suite C, St. Louis, MO 63103
                 Telecopier: 314-641-0390

                 SUB ORDINATED CREDITOR

                 MISSISSIPPI VALLEY CAPITAL, LLC

                 By:
                    ------------------------------------
                 Name: Scott D. Felser
                 Title: Manager
                 Address: 101 South Hanley Road, Suite 1250, St. Louis, MO 63105
                 Telecopier: 314-727-8872


                 SENIOR LENDER

                 FLEET RETAIL FINANCE INC.


                 By:
                    ------------------------------------
                 Name: Evan Israelson
                 Title: Assistant Vice President
                 Address: 40 Broad Street, Boston, MA 02109
                 Telecopier: 617-434-4312

This Agreement is executed as a sealed instrument as of the 8th day of April, 2003.

          COMPANY

          BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co.


          By:
             ------------------------------------
          Name: Peter Edison
          Title: Chief Executive Officer
          Address: 2815 Scott Avenue, Suite C, St. Louis, MO 63103
          Telecopier: 314-641-0390


          SUB ORDINATED CREDITOR

          MISSISSIPPI VALLEY CAPITAL, LLC

          By: /s/ SCOTT D. FESLER
             ------------------------------------
          Name: Scott D. Fesler
          Title: Manager
          Address: 101 South Hanley Road, Suite 1250, St. Louis, MO 63105
          Telecopier: 314-727-8872


          SENIOR LENDER

          FLEET RETAIL FINANCE INC.

          By:
             ------------------------------------
          Name: Evan Israelson
          Title: Assistant Vice President
          Address: 40 Broad Street, Boston, MA 02109
          Telecopier: 617-434-4312

This Agreement is executed as a sealed instrument as of the 8th day of April, 2003.

                 COMPANY

                 BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co.

                 By:
                    ------------------------------------
                 Name: Peter Edison
                 Title: Chief Executive Officer
                 Address: 2815 Scott Avenue, Suite C, St. Louis, MO 63103
                 Telecopier: 314-641-0390

                 SUB ORDINATED CREDITOR

                 MISSISSIPPI VALLEY CAPITAL, LLC

                 By:
                    ------------------------------------
                 Name: Scott D. Felser
                 Title: Manager
                 Address: 101 South Hanley Road, Suite 1250, St. Louis, MO 63105
                 Telecopier: 314-727-8872


                 SENIOR LENDER

                 FLEET RETAIL FINANCE INC.


                 By: /s/ EVAN ISRAELSON
                    ------------------------------------
                 Name: Evan Israelson
                 Title: Assistant Vice President
                 Address: 40 Broad Street, Boston, MA 02109
                 Telecopier: 617-434-4312

                  THIS SECURITY AGREEMENT AND THE INDEBTEDNESS
                  EVIDENCED HEREBY ARE SUBORDINATE, IN THE
                  MANNER AND TO THE EXTENT SET FORTH IN THAT
                  AMENDED AND RESTATED INTERCREDITOR AND
                  SUBORDINATION AGREEMENT (AS AMENDED,
                  SUPPLEMENTED OR OTHERWISE MODIFIED FROM
                  TIME TO TIME, THE "SUBORDINATION AGREEMENT")
                  DATED AS OF APRIL 8, 2003, BETWEEN AND AMONG
                  BAKERS FOOTWEAR GROUP, INC., F/K/A/ WEISS &
                  NEUMAN SHOE CO., AS THE COMPANY, MISSISSIPPI
                  VALLEY CAPITAL, LLC, AS THE SUBORDINATED
                  CREDITOR, AND THE SENIOR LENDER NAMED
                  THEREIN, TO ALL INDEBTEDNESS OWED BY THE
                  MAKER OF THIS SECURITY AGREEMENT TO THE
                  SENIOR LENDER, AND THE HOLDER OF THIS
                  SECURITY AGREEMENT, BY ITS ACCEPTANCE
                  HEREOF, SHALL BE BOUND BY THE PROVISIONS
                  OF THE SUBORDINATION AGREEMENT.


                               SECURITY AGREEMENT

     1. Grant of Security Interest. BAKERS FOOTWEAR GROUP, INC., F/K/A WEISS AND NEUMAN SHOE CO., a Missouri corporation with its principal place of business located at 2815 Scott Avenue, St. Louis, Missouri 63103 ("Debtor"), in order to induce Mississippi Valley Capital, LLC, a Missouri limited liability company ("Secured Party") to extend certain financial accommodations and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby transfers, assigns, and grants to Secured Party a continuing and irrevocable security interest and general lien in and to all of the following property and rights of Debtor:

          (a) All now owned or hereafter acquired Accounts, accounts receivable, other receivables, any right to payment of a monetary obligation, whether or not earned by performance, leases and lease payments, contract rights, any other obligations or indebtedness owed to Debtor from whatever source arising; all other rights of Debtor to receive performance or any payments in money or in kind, whether or not earned by performance, all guaranties, security interests and Supporting Obligations of any of the foregoing and insurance policies and proceeds relating thereto, and all rights of Debtor as an unpaid seller of Goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale, and rights to payment for money or funds advanced or sold. The rights and property described in this Section 1(a) are referred to herein collectively as the "Accounts Collateral."

          (b) All now owned or hereafter acquired Inventory, merchandise, raw materials, goods in process, work in progress, materials used or consumed in a business, finished goods, findings or component materials, and all supplies, incidentals, office supplies, packaging materials, and any and all property or items used or consumed in the operation of the business of Debtor or which contribute to the finished products or to the sale, promotion and shipment thereof, As-Extracted collateral, all property leased by Debtor, held by Debtor for sale or lease or to be furnished under a contract for service and all Documents evidencing any part of any of the foregoing. The rights and property described in this
               Section 1(b) are referred to herein collectively as the "Inventory Collateral."

          (c) All now owned or hereafter acquired Equipment, goods other than Inventory Collateral, parts, computers, including data, hardware and software, machinery, fixtures, furniture, furnishings, tools, dies, aircraft, vessels and vehicles of every kind and description, whether or not titled, and all parts and accessories for or relating to any of the foregoing. The rights and property described in this Section 1(c) are referred to herein collectively as the "Equipment Collateral."

          (d) All now owned or hereafter acquired General Intangibles, all claims and causes of action, and all other intangible personal property of Debtor of every kind and nature, whether registered or unregistered, Payment Intangibles, corporate or other business records, all books, mailing and customer lists, ledgers, books of account, records, writings, data bases, software, information and data however stored or embedded, inventions, designs, blueprints, plans specifications, patents, patent applications, service marks, trademarks, trade names, trade secrets, domain names, processes, formulas, goodwill, copyrights, registrations, licenses, permits, leases, contracts, governmental approvals, franchises, applications and renewals of any of the foregoing, privileges, rights, tax refunds and tax claims, any swap, hedging or derivatives agreements, insurance proceeds, pension and insurance surpluses. The rights and property described in this
               Section 1(d) are referred to herein as the "General Intangibles Collateral."

               In addition to, and not by way of limitation of, the grant of a security interest in service marks, trademarks and patents set forth above, Debtor hereby, effective upon the occurrence of a default under this Security Agreement and upon the written demand of Secured Party, assigns, grants, sells, conveys, transfers title to and sets over to Secured Party for the benefit of Secured Party all of Debtor's right, title and interest, whether now or hereafter existing or acquired, in and to such service marks, trademarks and patents.

          (e) All now owned or hereafter acquired, Chattel Paper, Instruments, Notes, Promissory Notes, Deposit Accounts, Investment Property, Securities, letters of credit, Letter-of-Credit Rights, Documents, Payment Intangibles, Financial Assets, all Supporting Obligations for any of the foregoing ("Other Property Collateral").

          (f) All proceeds including proceeds and products of all of the foregoing and all additions and accessions to, replacements and substitutions of, insurance policies and payments, condemnation proceeds of, and documents covering all of the foregoing, all property received wholly or partly in trade or exchange for all of the foregoing, and all income, rents, revenues, dividends, distributions, issues, profits, cash or non-cash proceeds and accessions arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (the "Proceeds").

     Capitalized terms used and not defined herein shall have the meanings given to them in the Uniform Commercial Code as adopted and in force in the State of Missouri, as from time to time amended.

     The Accounts Collateral, Inventory Collateral, Equipment Collateral, General Intangibles Collateral, Other Property Collateral and Proceeds are collectively referred to herein as the "Collateral."

     2. Proceeds. The security interests granted to Secured Party in any proceeds or other property arising out of the disposition of the Collateral and anything contained herein or in any financing statement shall not be deemed permission or assent by Secured Party to any sale of disposition of the Collateral except to the extent expressly provided herein.

     3. Indebtedness Secured. The security interest granted hereby is to secure payment in full of (i) any and all sums from time to time due from Debtor to Secured Party, any instruments evidencing the indebtedness of Debtor to Secured Party in respect of that certain Amended and Restated Subordinated Note dated as of January 31, 2003, executed by Debtor and payable to the order of Secured Party (the "Note"), and the full and complete performance of all agreements and documents executed or delivered pursuant thereto, all as the same may be amended, modified, or extended from time to time, (ii) all advances made by Secured Party to discharge taxes or levies on, or made for repairs to, maintenance of, or insurance on, the Collateral, (iii) all money or other credit heretofore and hereafter advanced by Secured Party to or for the account of Debtor pursuant to the Note, and (v) all costs and expenses incurred in the collection of the foregoing, including representation in any bankruptcy proceedings, including attorney's fees (all of the above being referred to, collectively, as the "Obligations").

     It is the true, clear, and express intention of Debtor that the continuing grant of this security interest remain as security for payment and performance of the Obligations, whether now existing, or which may hereinafter be incurred, or whether or not contemplated by the parties at the time of the granting of this security interest. The notice of the continuing grant of this security interest, therefore, shall not be required to be stated on the face of any document representing any Obligations, nor otherwise identify it as being secured hereby; and if such Obligations shall remain, or become that of less than all of Debtors herein, any Debtor not liable therefrom hereby expressly hypothecates his, her, its or their ownership interest in the Collateral to the extent required to satisfy the Obligations, without restriction, or limitation. Any Obligations shall be deemed to have been made pursuant to Section 400.9-204 of the Uniform Commercial Code of Missouri.

     4. Debtor's Name, Place of Business and Location of Collateral. Debtor's
(i) chief executive office and all Collateral is located at 2815 Scott Avenue, St. Louis, Missouri 63103; (ii) its State of organization or incorporation is Missouri, and without prior written notice to Secured Party, Debtor shall not change its State of incorporation or organization until such time as all outstanding Obligations to Secured Party have been satisfied in full; and (iii) its exact legal name is as first provided above.

     When any Collateral is in the possession of a third party, the Debtor will join with the Secured Party in notifying the third party of the Secured Party's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Secured Party. The Debtor will use commercially reasonable efforts to obtain control agreements in form satisfactory to the Secured Party as deemed necessary by the Secured Party for purposes of further perfecting or enforcing the security interests of the Secured Party hereunder. The Debtor shall not create any Chattel Paper of certificated Collateral without delivering same to the Secured Party or placing a legend on the Chattel Paper acceptable to the Secured Party indicating that the Secured Party has a security interest in the Chattel Paper.

     5. Collateral Use. The Collateral shall be kept in good order and repair and Debtor will not permit waste or do anything to impair the value of the Collateral or any part thereof or use or permit others to use the Collateral in material violation of any insurance policy covering the Collateral or any statute, ordinance or state or federal regulation. Debtor shall give Secured Party immediate written notice of any damage, destruction, theft, loss or the occurrence of any event which impairs the value of the Collateral.

     6. Adverse Security Interests and Liens. Debtor is, or, to the extent that the Collateral will be acquired after the date hereof, will be, the owner of the Collateral free from any and all liens, security interests or encumbrances, except for the security interest granted hereby and the following permitted liens:

          (a) The security interests granted to the Senior Lender, as defined in the Subordination Agreement (the "Senior Lender");

          (b) Purchase money security interests in Collateral to secure indebtedness permitted by the Senior Lender;

          (c) Those encumbrances (if any) listed on EXHIBIT 4.7, annexed to the Amended and Restated Loan and Security Agreement dated as of June 11, 2002 (the "Credit Agreement") between Debtor and Senior Lender.

          (d) Encumbrances for taxes not yet delinquent or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Debtor in accordance with generally accepted accounting principles.

          (e) Encumbrances in respect of property or assets imposed by law in the ordinary course of business, such as carrier's, warehousemen's, mechanics', materialmen's, repairmen's, landlord's or similar encumbrances arising in the ordinary course of business which are (x) not overdue in accordance with customary business practices and consistent with the Debtor's prior practices, and do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Debtor, or (y) being contested in good faith by the Debtor by appropriate proceedings diligently instituted and conducted and without danger of any material risk to the Collateral, and adequate reserves or other appropriate provision as shall be required in conformity with generally accepted accounting principles shall have been made therefor.

          (f) Deposits to secure the performance of tenders, bids, sales, trade and government contracts, leases, statutory obligations, surety, appeal, and supersedeas bonds, warranty, advance payment, customs, performance and return-of-money bonds and other obligations of a like nature in the ordinary course of business (exclusive of obligations in respect of the payment of borrowed money) whether pursuant to statutory requirements, common law or consensual arrangements.

          (g) Easements, rights of way, leases, zoning or deed restrictions, licenses, covenants, building, restrictions, minor defects or irregularities in title and other similar real estate encumbrances incurred in the ordinary course of business that in the aggregate do not materially interfere with the conduct of the business of the Debtor.

     (h) Any interest or title of a lessor under any lease entered into by the Debtor in the ordinary course of business covering only the assets so leased.

     (i) Judgment liens with respect to judgments not in excess of $1,000,000 in the aggregate during the term of this Agreement and with respect to which lien execution has been stayed within sixty (60) days by appropriate judicial proceedings or the posting of an appeal bond or other security.

     (j) Statutory and common law landlord's liens under leases to which the Debtor is a party.

     Debtor shall not further transfer or assign any interest in this Security Agreement or the Collateral; and Debtor, at Debtor's expense, will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. There are no financing statements now on file in any public office covering the Collateral, or intended so to be, or in which Debtor is named or signed as debtor, and Debtor will not execute and there will not be on file in any public office any financing statement or statements covering the Collateral except the financing statements to be filed in respect of and for the security interest of (i) Secured Party hereby granted or provided for, (ii) Senior Lender, and (iii) any other permitted lien.

     7. Insurance. Debtor, at Debtor's sole cost, shall at all times keep the Collateral insured against physical loss or damage with coverage to be in special coverage form, plus earthquake, flood, mine subsidence and other hazards in an amount not less than the greater of (1) the full replacement cost or (2) such other amount as may from time to time be required by Secured Party, with no co-insurance clauses or deductibles in excess of $1,000.00 in the policies of insurance unless Secured Party shall consent thereto in writing, in such form, for such periods and written by such companies as may be satisfactory to Secured Party, payable to and protecting Secured Party for not less than the total amount owing on all indebtedness and obligations secured hereby. Debtor shall maintain combined form business interruption and extra expense coverage. In addition, Debtor shall maintain commercial general liability insurance in occurrence form with coverage limits of at least $2,000,000.00 annual aggregate, $1,000,000.00 per occurrence or as otherwise acceptable to Secured Party. Notwithstanding the foregoing, Secured Party acknowledges that Debtor's insurance policies include $2,500,000 sublimits for flood and earthquake coverage, and such earthquake sublimit excludes the Debtor's facilities in California, Nevada, and Washington. All such insurance shall be carried by companies authorized to insure in Missouri and which have an AM Best rating of A-IX or better and are otherwise acceptable to Secured Party, and all such policies shall be in form acceptable to Secured Party.

     All policies of insurance shall provide that Secured Party be the loss payee and that the proceeds shall be paid first to Secured Party and that Secured Party shall be protected against loss from any act or neglect of Debtor or third parties, and such other endorsements as Secured Party may from time to time request. Debtor will promptly provide Secured Party with evidence of such insurance. Such insurance shall require a minimum of thirty (30) days prior written notice to Secured Party or any cancellation thereof or any changes affecting coverage, and no act or omission by Company shall invalidate the obligation of the insurer to Secured Party. Debtor hereby assigns to Secured Party, its successors and assigns, the proceeds of all such insurance to the extent of the unpaid balance of the Obligations secured hereby. Debtor appoints Secured Party as its attorney-in-fact (such appointment to be effective only upon and after the occurrence of an Event of Default) to file claims under any such insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. Secured Party or its successors or assigns may cancel such insurance at any time and shall receive the return premium, if any, therefor, and may apply such return premium to the purchase of similar insurance or to the balance due on the Obligations secured hereby at its election. The insurance provisions herein contained are in addition to and not in limitation of any other insurance requirements contained in other agreements of Debtor to Secured Party.

     8. Records. The records concerning the Collateral will be kept at the address indicated in Section 4 hereof. Secured Party may inspect such records or the Collateral at any reasonable time at any address. Debtor will not remove any part of such records from said location without the price written consent of Secured Party.

     9. Financing Statement and Others Acts. Debtor irrevocably authorizes Secured Party at any time and from time to time to file financing or continuation statements and/or amendments thereto, without the signature of Debtor, and Debtor shall execute and deliver such other instruments and documents as may be requested by Secured Party to perfect, confirm and further evidence the security interest and assignments hereby granted and shall pay the fees incurred in filing all such financing statements or other instruments or documents. If any applicable law requires the registration of the Collateral or the issuance of a certificate of title therefor or both, Debtor agrees to promptly comply with such law(s) and shall cause notice of the security interest of Secured Party to be shown on any such certificate of title and will join in executing such application for the title forms as Secured Party shall require.

     Upon request of Secured Party, Debtor will promptly do all other acts and things, and will execute and file all other instruments deemed necessary by Secured Party under applicable law to establish, maintain and continue Secured Party's perfected security interest in the Collateral and to effectuate the intent of this Security Agreement and will pay all costs and expenses of filing and recording or promptly reimburse Secured Party therefor if such costs and expenses are incurred by Secured Party, including the costs of any searches deemed necessary by Secured Party to establish, determine or maintain the validity and the priority of the security interest of Secured Party, and pay or otherwise satisfy all other claims and charges which in the reasonable opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or Secured Party's security interest therein. A photocopy of this Agreement shall be deemed an original for purposes of filing or recording.

     10. Taxes and Assessments. Debtors will pay promptly when due all taxes, assessments and other charges levied or assessed upon the Collateral or for its use or operation or upon this Security Agreement or upon any or other documents evidencing the Obligations secured hereby.

     11. Collateral Certificates and Schedules. Debtor shall furnish to Secured Party from time to time, upon reasonable request, written statements, certificates and schedules identifying and describing the Collateral and any additions thereto and substitutions therefor in such detail as Secured Party may require and certified as to accuracy the President or Chief Executive Officer of Debtor.

     12. Collateral Disposition. Until default hereunder or receipt of contrary instructions from Secured Party:

     (a) Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement or with any policy of insurance thereon;

          (b) Debtor may sell the Inventory Collateral in the ordinary course of Debtor's business (excluding, however, transfers or dispositions on satisfaction of debt), and Debtor may use and consume raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business in the ordinary course; and

          (c) Debtor will, at its own expense, collect, as and when due, all amounts due under the Accounts Collateral, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable, and may grant, in the ordinary course of Debtor's business, to any party obligated on any of the Accounts Collateral, any rebate, refund or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the lawful return of goods, the sale or lease or which shall have given rise to such Accounts Collateral.

     13. Undertakings by Secured Party. Secured Party may from time to time, at its sole option, and without notice to Debtor, perform any undertaking of Debtor hereunder which, after reasonable notice, Debtor shall fail to perform and take any other action which Secured Party deems necessary for the maintenance or preservation of any of the Collateral or the interest of Secured Party therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral or the procurement of insurance) and Debtor agrees to forthwith reimburse Secured Party, on demand, for all expenses of Secured Party in connection with the foregoing, together with interest thereon at a per annum rate equal to the highest rate of interest applicable to any of the Obligations secured hereby, until reimbursed by Debtor and all amounts not so reimbursed shall be added to and become a part of the Obligations secured hereby. Secured Party may, for the foregoing purposes, act in its own name or that of Debtor and may also act for the purpose of adjusting or settling any policy of insurance on the Collateral, or endorsing any draft received in connection therewith. For all of the foregoing purposes, Debtor hereby grants to any officer of Secured Party its power of attorney, irrevocable so long as any of the Obligations secured hereby shall be outstanding.

     14. Warranties Correct. Debtor hereby warrants and represents that all financial statements, certificates and schedules heretofore and hereafter delivered to Secured Party by or on behalf of Debtor, and any statement and data submitted in writing to Secured Party in connection with this Security Agreement or any Obligations of Debtor to Secured Party, are true and correct in all material respects and fairly present in all material respects the financial condition of Debtor for the periods involved.

     15. Identification of Collateral. Upon request of Secured Party, Debtor will stamp on its records concerning the Collateral, a notation, in form reasonably satisfactory to Secured Party, of the security interest of the Secured Party hereunder, and when requested by Secured Party, Debtor shall further affix to the Collateral such signs or labels as shall be reasonably satisfactory to Secured Party to indicate the security interest of Secured Party in the Collateral. Upon request of Secured Party at any time, Debtor will promptly deliver to Secured Party lists or copies of all Collateral.

     16. Accounts Collateral Warranties. Debtor warrants and represents with respect to the Accounts Collateral that:

          (a)  all accounts are due and payable in cash not more than thirty
               (30) days from the date of the invoice evidencing the account;

          (b) The accounts are genuine in all respects and are as purported and the account debtor has the capacity to enter into the transaction;

          (c) The accounts have not been previously assigned or encumbered except as otherwise set forth herein;

          (d)  Debtor has full right and authority to assign them;

          (e) If arising from the sale or lease of goods, such goods have been shipped or delivered to the account debtor;

          (f) The accounts are valid, legally enforceable obligation of the account debtor thereunder and are not subject to any offset, counterclaim or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder in whole or in part;

          (g) No partial payment not shown upon the accounts has been made by anyone;

          (h) The accounts are enforceable according to their respective terms; and

          (i) The accounts are evidenced by invoices, dated not later than the date of shipment or performance rendered to such account debtor and are not evidenced by any instrument or chattel paper.

     17. Default. Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events or conditions (each of which is an "Event of Default"):

          (a) Failure of Debtor to pay any sum due under any Obligations or liability secured hereby;

          (b) Breach or failure to perform by Debtor of any covenant, promise, condition, obligation or liability contained or referred to herein, in the Obligations secured hereby or in any other agreement to which Debtor and Secured Party are parties;

          (c) The making or furnishing in any manner of any representation, statement or warranty to Secured Party by or on behalf of Debtor in connection with this Security Agreement or all or any part of the Obligations secured hereby, which representation, statement or warranty was false in any material respect when made or furnished;

          (d) Any loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral;

          (e) Any tax levy, attachment, garnishment, levy or execution or other process issued against Debtor or the Collateral;

          (f) With respect to any principal indebtedness exceeding $1,000,000 owed by Debtor to any creditor, (i) any suspension of payment by Debtor, or (ii) any event or occurrence which constitutes an event of default or which results in the acceleration of the maturity of any obligations of Debtor under any indenture, agreement, undertaking or other instrument; or

          (g) Merger, consolidation, dissolution, termination of existence, insolvency, business failure, bankruptcy, appointment of a custodian or receiver of any part of the property of Debtor, the commencement of any bankruptcy or insolvency proceedings or any assignment for the benefit of any creditors by or against Debtor or any co-maker, accommodation maker, surety or guarantor of Debtor, or entry of any judgment against any of them, death of Debtor or any guarantor, or failure of any guarantor or surety of Debtor to provide Secured Party with financial information promptly when requested by Secured Party.

         Notwithstanding the foregoing, until the payment in full of the Senior Indebtedness (as defined in the Subordination Agreement), an Event of Default shall only include (i) Debtor's failure to pay any sum due under any Obligations or liability secured hereby, and (ii) any event or occurrence which constitutes an event of default or which results in the acceleration of the maturity of any obligations of Debtor owed to the Senior Lender.

         18. Remedies. Upon the occurrence of any default under this Security Agreement, Secured Party may at its option, without notice or demand, declare all Obligations secured hereby immediately due and payable and Secured Party, upon the occurrence of any such default, may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, then in effect. Secured Party may take immediate possession of the Collateral or any part thereof wherever the same may be found, and for said purposes may, and is hereby appointed Debtor's agent and authorized by Debtor to, enter Debtor's premises for the purpose of removing, assembling or taking possession of the Collateral without liability for trespass or any other right of action by reason of taking possession of said Collateral. Whenever the Collateral is in Secured Party's possession, Secured Party may use and operate same as appropriate for the purpose of protecting Secured Party's interest with respect thereto. In addition, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, Secured Party shall have the right at its option to do such rebuilding, repairing preparation, processing or completion of manufacturing on or off Debtor's premises, for the purpose of putting the Collateral in such saleable form as Secured Party shall deem appropriate. Secured Party may require Debtor, at Debtor's expense, to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Debtor agrees to pay all costs of Secured Party in the collection of the Obligations and enforcement of rights hereunder, including reasonable attorney's fees and legal expense, and of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Any notice of any sale, lease, or other disposition, or other intended action by Secured Party shall be deemed reasonable if it is in writing and deposited in the United States mail at least ten (10) days in advance of the intended disposition or other intended action or, with respect to a private sale, at least ten (10) days in advance of the date after which a private sale or sales shall occur, first class postage prepaid, addressed to Debtor at the address set forth in Section 4 hereof or to any other address of Debtor appearing on the records of Secured Party. At any sale, the Secured Party may specifically disclaim any warranties including of title or the like. The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale or disposition of the Collateral. Debtor waives all rights to require any marshalling of assets.

         Secured Party shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction to enforce its rights and remedies hereunder in order to mange, protect and preserve the Collateral, continue the operation of the business of Debtor, and to collect all revenues and profits thereof and apply the same to the payment of (i) all expenses and other charges of such receivership, including the compensation of the receiver, and (ii) the Obligations secured hereby until a sale or other disposition of such Collateral shall be finally made and consummated.

         Secured Party may notify, or at the request of Secured Party the Debtor will so notify, any and all parties obligated on any of the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party. Secured Party may settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on such Collateral; sue to enforce payments and prosecute any action or proceeding with respect to the Collateral in its own name or the name of Debtor; and extend the time of payment, make allowance and adjustments, and issue credits in its own name or the name of Debtor. Upon request of Secured Party, Debtor will indicate on all invoices to account debtors that the accounts are payable directly to Secured Party.

         Debtor will deliver to Secured Party promptly upon receipt, all proceeds of Collateral received by Debtor, including proceeds of the Accounts Collateral in the exact form in which they are received. To protect Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party as Secured Party may request, and hereby constitutes any officer or employee of Secured Party its true and lawful attorney-in-fact (such appointment to be effective only upon and after the occurrence of an Event of Default), with full power to endorse the name of Debtor upon any invoice, freight or express bill or bill of lading relating to any such accounts, upon drafts against account debtors and assignments and verifications of accounts and notices to account debtors, upon any and every remittance or instrument of payment, including checks, drafts and money orders, and in whatever form received, and to do and perform all other acts and things necessary, proper and requisite to carry out the intent of this Security Agreement. The power herein granted shall be deemed to be coupled with an interest and shall not be revoked by Debtor until Secured Party has been paid all sums due it, including all proper expenses, with interest. All such items received by Secured Party for the Collateral shall be applied in the manner set forth below for the proceeds of any sale of Collateral.

         The proceeds of any sale shall be applied in the following order: first, to pay all costs and expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise (including expenses incurred in the protection of Secured Party's title to or lien upon or right in any such property, expenses for legal services of any kind in connection therewith or in making any such sale or sales, insurance, commission for sale and guaranty), then to interest on all Obligations of Debtor to Secured Party; then to the principal thereof, whether or not such Obligations are due or accrued. Any remaining surplus shall be paid to whomever shall be legally entitled thereto. Application of proceeds as between particular Obligations to Secured Party shall be in the absolute and sole discretion of Secured Party. If the proceeds of any such sales are insufficient to pay all Obligations of Debtor to Secured Party, Debtor shall remain liable for the deficiency.

         19. Inspection. Section Party or its nominee shall have the privilege at any time, upon request, of inspecting during reasonable business hours any of the business properties or premises of Debtor and the books and records of Debtor relating not only to the Collateral, or the processing or collecting thereof, but also those relating to its general business affairs and financial condition of Debtor. Debtor further agrees from time to time to furnish such other reports, data and financial statements, in respect of its business and financial condition, as Secured Party may reasonably require.

         20. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Unless otherwise required by law, the Debtor has the risk of loss of the Collateral, and the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral.

         21. Nature and Priority of Security Interest. Secured Party acknowledges and agrees that the security interest granted by Debtor to Secured Party under this Agreement, as well as the exercise of Secured Party's rights and remedies with respect to the Collateral, are subordinate and junior to the security interests of Senior Lender in the Collateral to the extent set forth in the Subordination Agreement. All representations and warranties of Debtor to Secured Party in this Agreement or in any related document or instrument are hereby qualified in their entirety to reflect the existence and priority of such security interest.

         22. Miscellaneous. Debtor and Secure Party further agree as follows:

               (a) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without regard to conflict of laws principles.


               (b) Non-Waiver. Waiver of or acquiescence by Secured Party in any default by Debtor, or failure of Secured Party to insist upon strict performance by Debtor of any warranties, agreements or other obligations contained in this Security Agreement shall not constitute a waiver of any subsequent or other default, failure or waiver of strict performance, whether similar or dissimilar.

               (c) Modifications. No Modification of any provision of this Security Agreement, no approvals required from Secured Party and no consent by Secured Party to any departure therefrom by Debtor shall be effective unless such modification, approval or consent shall be in writing and signed by a duly authorized officer of Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances.

               (d) Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

               (e) Notices. All notices and other communications provided for herein shall, unless otherwise stated herein, be in writing and shall be personally delivered or sent by certified mail, postage prepaid, by prepaid overnight nationally recognized courier, or by facsimile, to the intended party at the address or facsimile number of such party set forth as follows:


                           If to Secured Party:

                           Mississippi Valley Capital, LLC
                           c/o Bush O'Donnell and Company
                           101 South Hanley Road, Suite 1250
                           St. Louis, Missouri 63105
                           Attention: Scott D. Fesler
                           Facsimile No. (314) 727-8872

                           If to Debtor:

                           Bakers Footwear Group, Inc.
                           2815 Scott Avenue
                           St. Louis, Missouri 63103

                    Attention: Peter A. Edison, Chief Executive Officer Facsimile No. (314) 641-0390

               or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective
               (a) if personally delivered, when delivered, (b) if sent by certified mail, three (3) days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one business day after having been given to such courier, or (d) if transmitted by facsimile, when sent.

          (f) RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies of Secured Party under this Security Agreement are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Secured Party shall have under this Security Agreement or any other instrument, or at law or in equity. No course of dealing between Secured Party and Debtor or any failure or delay on the part of Secured Party in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Secured Party and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

          (g) SECURITY INTEREST AND PLEDGE ABSOLUTE. All rights, including the security interest of Secured Party granted hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of:

               i. any lack of validity or enforceability of the Obligations or any other agreement or instrument relating thereto:

               ii. any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations or any agreement or instrument relating thereto; or

               iii. any exchange, release or non-perfection of any other
                    collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations.

          (h) COSTS OF ENFORCEMENT. In the event that Secured Party shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Security Agreement or any instrument or document delivered pursuant to this Security Agreement, including the representation of Secured Party in connection with any bankruptcy, reorganization, receivership or any other any action affecting creditor's rights, and regardless of whether a suit or action is commenced, Debtor shall pay all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, and Secured Party may take judgment for all such amounts.

          (i) SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and its successors and assigns Debtor and its heirs, successors and permitted assigns.

          (j) Assignment: Sale of Interest. The Secured Party shall notify the Company upon the assignment of Secured Party's rights, title, interests, remedies, powers and duties hereunder.

          (k) Fees and Expenses. Debtor shall pay all out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with the preparation of this Security Agreement and any document or instrument delivered pursuant to or in connection with this Security Agreement and all related documentation, recording or filing fees. Debtor shall also pay all like costs and expenses incurred by Secured Party in connection with any amendments, waivers, renewals or modifications of or made pursuant to this Security Agreement or any document or instrument delivered pursuant to or in connection with this Security Agreement and all other related documentation.

          (l) Reinstatement of Obligations. Debtor expressly agrees that to the extent a payment or payments to Secured Party, or any part thereof, are subsequently invalidated, declared to be void or voidable, set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied and any collateral given therefore including this Agreement shall be revived and continued in full force and effect as if said payment had not been made.

          (m) Financing Statement. At the option of Secured Party, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

          (n) Capitalized Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Uniform Commercial Code as adopted and in force in the State of Missouri, as from time to time amended.

          (o) Controlling Provisions. If any item of Collateral hereunder also constitutes collateral granted to Secured Party under any other mortgage, deed of trust, agreement or instrument, in the event of any conflict between the provisions under this Security Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by Secured Party shall control with respect to such Collateral.

          (p) Setoff. In addition to any rights now or hereafter granted under the provisions of any applicable law, rule or regulation and, not by way of limitation of any such rights, upon the occurrence of
               (a) any Event of Default, or (b) any event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, Secured Party is hereby authorized by Debtor, at any time or from time to time, without notice to Debtor or to any other person, any such notice being hereby expressly waived,

               i. to setoff and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by Secured Party to or for the credit or account of Debtor against and on account of the obligations and liabilities of Debtor to Secured Party, including, but not limited to, all claims of any nature or description arising out of or connected with this Security Agreement or any instrument or document delivered in connection with or pursuant to this Security Agreement, irrespective of whether or not (a) Secured Party shall have made any demand under this Security Agreement or any instrument or document delivered in connection with or pursuant to this Security Agreement, or (b) Secured Party shall have declared the principal of and interest on amounts under this Security Agreement or any instrument or document delivered in connection with or pursuant to this Security Agreement to be due and payable as permitted pursuant to this Security Agreement or any instrument or document delivered in connection with or pursuant to this Security Agreement, and although said obligations and liabilities, or any of them, shall be contingent or unmatured, and

               ii. pending any such setoff or appropriation or application, to hold the amounts of all deposits as collateral and to return as unpaid any or all checks drawn against such deposits that are presented for payment as Secured Party in its sole discretion shall decide.

          (q) Consent to Forum. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE CITY OF ST. LOUIS OR ST. LOUIS COUNTY, MISSOURI OR FEDERAL COURT IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION. DEBTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. DEBTOR FURTHER AGREES NOT TO ASSERT AGAINST SECURED PARTY (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY SECURED PARTY) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS SECURITY AGREEMENT, SECURED PARTY'S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.


          (r) Waiver of Jury Trial. DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH SECURED PARTY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE OBLIGATIONS OF DEBTOR HEREUNDER OR SECURED PARTY'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

          (s) Mo.Rev.Stat. Section 432.045 Statement. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statues; nothing contained in such notice shall be deemed to limit or modify the terms of this Agreement: "ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A

                  DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (COMPANY) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT."

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by Debtor this 31st day of January, 2003.


                                BAKERS FOOTWEAR GROUP, INC. F/K/A
                                WEISS AND NEUMAN SHOE CO.

                                By:  /s/ PETER A. EDISON
                                    --------------------------------------------
                                    Peter A. Edison, Chief Executive Officer

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledges receipt of, and consents to, the foregoing Security Agreement dated January 31, 2003, executed by Bakers Footwear Group, Inc. f/k/a Weiss and Neuman Shoe Co., a Missouri corporation, granting a security interest in the collateral further described therein to Mississippi Valley Capital, LLC, a Missouri limited liability company.

         IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement and Consent of as of this 31st day of January, 2003.

                                              FLEET RETAIL FINANCE INC.

                                              By: /s/ EVAN ISRAELSON
                                                 -----------------------
                                              Name:  Evan Israelson
                                                   ---------------------
                                              Title:       AVP
                                                    --------------------